Exhibit 10.2

SUBSCRIPTION AND ACCREDITED INVESTOR AGREEMENT

ALLFI TECHNOLOGIES, INC.

NOTICES

THIS SUBSCRIPTION AND ACCREDITED INVESTOR AGREEMENT (THIS “AGREEMENT”) IS BEING PROVIDED ON A CONFIDENTIAL BASIS TO A LIMITED NUMBER OF ACCREDITED INVESTORS SOLELY FOR THE PURPOSE OF SUCH ACCREDITED INVESTORS’ MAKING AN INVESTMENT IN ALLFI, INC. (THE “COMPANY”). THIS AGREEMENT MAY ONLY BE USED BY SUCH ACCREDITED INVESTORS (AND THOSE WHO ASSIST IN EACH ACCREDITED INVESTOR’S INVESTMENT DECISION) TO EVALUATE AN INVESTMENT IN THE COMPANY. THEREFORE, IT MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE, NOR MAY IT OR ITS CONTENTS BE DISCLOSED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH PROSPECTIVE INVESTOR ACCEPTING THIS AGREEMENT AGREES TO BE BOUND BY THE FOREGOING TERMS.

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATES, AND THE INTERESTS ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE INTERESTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY SUCH AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS THIS AGREEMENT AND THE SUBSCRIPTION DOCUMENTS (HEREINAFTER DEFINED). ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, AND IN ACCORDANCE WITH THE RESTRICTIONS CONTAINED IN THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY. THERE IS NO PUBLIC MARKET FOR THE INTERESTS AND NONE IS EXPECTED TO DEVELOP IN THE FUTURE. INVESTORS MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD.

INVESTMENT IN THE COMPANY IS SUITABLE ONLY FOR “ACCREDITED INVESTORS” WITHIN THE MEANING OF REGULATION D PROMULGATED BY THE SEC UNDER THE SECURITIES ACT AND REQUIRES THE FINANCIAL ABILITY AND WILLINGNESS TO ACCEPT THE HIGH RISKS AND LACK OF LIQUIDITY INHERENT IN AN INVESTMENT IN THE COMPANY.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST REPLY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THIS AGREEMENT AND THE SUBSCRIPTION DOCUMENTS ARE PROVIDED FOR ASSISTANCE ONLY AND IS NOT INTENDED TO BE AND MUST NOT ALONE BE TAKEN AS THE BASIS FOR AN INVESTMENT DECISION. PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OWN PROFESSIONAL ADVISORS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE COMPANY FOR SUCH INVESTOR.

NO PERSON HAS BEEN AUTHORIZED TO MAKE REPRESENTATIONS, OR GIVE ANY INFORMATION, WITH RESPECT TO INTERESTS IN THE COMPANY, EXCEPT THE INFORMATION CONTAINED HEREIN AND THE OTHER SUBSCRIPTION DOCUMENTS. PROSPECTIVE INVESTORS ARE INVITEDTO ASK QUESTIONS CONCERNING THE COMPANY AND TO OBTAIN ANY ADDITIONAL INFORMATION THEY CONSIDER APPROPRIATE TO MAKE AN INFORMED INVESTMENT DECISION.

STATEMENTS IN THIS AGREEMENT ARE MADE AS OF THE DATE OF THE INITIAL DISTRIBUTION OF THIS AGREEMENT UNLESS STATED OTHERWISE, AND NEITHER THE DELIVERY OF THIS AGREEMENT, NOR ANY SALE HEREUNDER, SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO SUCH DATE.

REFERENCES HEREIN TO PAST RETURNS WITH RESPECT TO ANY INVESTMENT OR INVESTMENT PROGRAM ARE NO INDICATION OF FUTURE PERFORMANCE.

THIS IS NOT AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY THE INTERESTS IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE AN OFFER OR SALE.

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Subscription Agreement for

AllFi Technologies, Inc.

This Subscription and Accredited Investor Agreement (the “Subscription Agreement’) is made by and between AllFi Technologies, Inc., a Delaware corporation (the “Company”), and the subscriber (the “Subscriber”) specified on the Omnibus Signature Page included herewith (the “Omnibus Signature Page”).

For consideration of the intellectual property assigned to the Company by Subscriber under that certain Intellectual Property Assignment Agreement dated as of the date hereof, the Company is issuing Subscriber a 50.1% interest in the Company (the “Shares”). Shares will be issed only to subcribers that are “accredited investors” (as such term is defined in Regulation D as promulgated under the Securities Act).

Article I

Subscription

Section 1.1 Subscription. The Subscriber hereby subscribes to receive an issuance of 501 Shares in exchange for $100,000 and be admitted as a shareholder in the Company. The Subscriber has enclosed herewith a fully executed Omnibus Signature Page in Appendix I to this Subscription Agreement (if the Subscriber is an individual) or Appendix II to this Subscription Agreement (if the Subscriber is an entity, trust or IRA account).

Section 1.2 Acceptance of Subscription; Conditions to Acceptance. The Subscriber understands and acknowledges that the Company will rely on this Subscription Agreement and that the Subscriber has no right to cancel, assign, terminate or revoke this Subscription Agreement, but that the Company will have a right to refuse to accept this Subscription Agreement for any reason or no reason, including if, in its sole discretion, the Company believes that the Company is not a suitable investment for the Subscriber. If not accepted, this Subscription Agreement will be null and void and the Subscriber will not be admitted as a shareholder of the Company. The Subscriber also understands that this Subscription Agreement will not be binding on the Company until accepted, that the acceptance or rejection of subscriptions will be in the sole discretion of the Company and that subscriptions need not be accepted in the order received. If the Company accepts the Subscriber’s subscription, the Company will execute the Omnibus Signature Page executed and submitted by the Subscriber.

Section 1.3 Majority Owner Working Capital Contribution. TCC as the holder of a majority of the issued and outstanding shares of the Company, hereby agrees that in addition to the purchase of 50.1% of the shares of the Company hereunder TCC shall contribute at least $50,000 cash to the working capital of the Company within 180 days of the date hereof should the Company fail to become cash flow positive by such date. TCC, at its sole discretion, may decide the form of this cash contribution.

Section 1.4 Closing. The issuance the Subscriber’s Shares will be deemed to have occurred on the date the Subscriber’s subscription is accepted by the Company (the “Closing Date”).

Section 1.5 Certificate of Incorporation and Bylaws. From and after the Closing Date, the Subscriber hereby accepts, adopts and agrees to, and agrees to be bound by, each and every term, condition and provision contained in the Company’s Certificate of Incorporation and Bylaws attached as Exhibit A hereto (the “Certificate of Incorporation and Bylaws”) and to perform all obligations therein imposed upon the Subscriber in the Subscriber’s capacity as a shareholder of the Company. From and after the Closing Date, the Subscriber agrees to execute, acknowledge, and swear to such counterparts of the Certificate of Incorporation and Bylaws as the Company may direct. The Subscriber hereby agrees to maintain the confidentiality of the contents of this Subscription Agreement and of the Subscription Documents (hereinafter defined). For purposes of this Agreement, “Subscription Documents” means the Certificate of Incorporation and Bylaws and such other documents the Subscriber received from the Company.

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Article II

Representations, Warranties, Covenants, Acknowledgments, Risk Factors

Section 2.1 The Subscriber hereby makes the following representations, warranties, covenants and acknowledgements to the Company and agrees to indemnify the Company, all shareholders of the Company, the directors of the Company (the “Directors”), the officers of the Company and their respective agents and affiliates against, and hold them harmless from and pay all damages, judgments, claims and liabilities which may be incurred as a result of any misrepresentation by the Subscriber or by any non-performance by the Subscriber of any covenant or agreement herein contained, including without limitation that which may arise under federal and/or state income tax and/or securities laws:

(a) Power and Authority. The Subscriber is authorized to enter into this Subscription Agreement, the Certificate of Incorporation and Bylaws, and such other agreements, certificates, or other instruments as are provided to or executed by or on behalf of the Subscriber in connection with its obligations under the Certificate of Incorporation and Bylaws or in connection with this subscription, to perform its obligations under each Subscription Document, and to consummate the transactions that are the subjects of any Subscription Document. The signature of the individual signing any Subscription Document as, or on behalf of, the Subscriber is binding upon the Subscriber.

(b) Compliance with Laws and Other Instruments. The execution and delivery of this Agreement and the Certificate of Incorporation and Bylaws by or on behalf of the Subscriber and the consummation of the transactions contemplated in the this Agreement and the Certificate of Incorporation and Bylaws do not and will not conflict with or result in any violation of or default under any provision of any charter, bylaws, trust agreement, limited liability company agreement or other organizational document, as the case may be, of the Subscriber or any agreement, certificate or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties is bound, or any permit, franchise, judgment, decree, statute, rule, regulation or other law applicable to the Subscriber or the business or properties of the Subscriber.

(c) Investor Information. Please review and complete the following questions related to your status as an investor. If you have marked “Yes” to any of the investor categories set forth below, you agree to, at the Company’s request, provide the Company with additional information supporting such self-certification.

(i)	If you are a natural person or a grantor trust for income tax purposes (or you are investing through your self-directed Individual Retirement Account and you are the owner of the account), do you meet either or both of the following criteria?

(A)	you (or the grantor, in the case of a grantor trust) are a natural person whose individual net worth[1], or joint net worth with your spouse, at the time of the investment exceeds $1,000,000;

____ Yes ____ No

(B)	you (or the grantor, in the case of a grantor trust) are a natural person who had an individual income[2] in excess of $200,000 in each of the two most recent years, or joint income with your spouse in excess of $300,000 in each of those years and reasonably expects individual income (exclusive of spouse) in excess of $200,000 in the current year, or joint income (inclusive of spouse) in excess of $300,000 in the current year;

____ Yes ____ No

1 For purposes of Rule 501 of Regulation D, your net worth excludes the value of your primary residence, and any indebtedness that is secured by the primary residence, up to the fair market value of the residence, shall not be included as a liability. 17 CFR § 230.501(a)(5).

2 Individual income is income made exclusive of your spouse. 17 CFR § 230.501(a)(6).

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(C)	you (or the grantor, in the case of a grantor trust) hold in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Securities and Exchange Commission has designated as qualifying an individual for accredited investor status;

____ Yes ____ No

(D)	you are an individual holding in good standing any of the general securities representative license (Series 7), the investment adviser representative license (Series 65), or the private securities offerings representative license (Series 82); or

____ Yes ____ No

(E)	____ none of the above apply.

(ii)	If you are an entity or a non-grantor trust for income tax purposes, do you meet at least one of the following criteria?

(A)	you are a corporation, partnership, limited liability company or similar business trust with total assets in excess of $5,000,000 that was not formed for the specific purpose of investing in the Company;

____ Yes ____ No

(B)	you are a personal (non-business) trust, other than an employee benefit trust, with total assets in excess of $5,000,000 that was not formed for the specific purpose of investing in the Company and whose decision to invest in the Company has been directed by a person who has such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of the investment;

____ Yes ____ No

(C)	you are licensed, or subject to supervision, by U.S. Federal or state examining authorities as a “bank,” “savings and loan association,” “insurance company,” “small business investment company,” “broker,” “dealer,” “investment company,” “investment advisor,” “business development company,” “private business development company,” “Small Business Investment Company,” “Rural Business Investment Company,” “employee benefit plan,” “family office,” or “family client” (as such terms are used and defined or described in Rule 501(a) of Regulation D as promulgated under the Securities Act) or is an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

____ Yes ____ No

(D)	you are an entity in which each of the equity owners is either (a) a natural person that has, or a grantor trust whose grantor has, either (i) a net worth (individually or jointly with spouse) exceeding $1,000,000, or (ii) had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or (b) a non-natural person that satisfies one or more of the categories set forth above;

____ Yes ____ No

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(E)	you are an entity of a type not listed in (A)-(D) above, not formed for the specific purpose of investing in the Company, owning investments in excess of $5,000,000;

____ Yes ____ No

(F)	you are a family office (as defined in rule 202(a)(11)(G)–1 under the Investment Advisers Act of 1940) that has assets under management in excess of $5 million, the family office was not formed for the specific purpose of making this investment and whose prospective investments are directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

____ Yes ____ No

(G)	____ none of the above apply.

(d) Investment Intent. The Subscriber is acquiring the Shares for its own account for investment, and not with a view to any distribution, resale, subdivision or fractionalization thereof in violation of the Securities Act or any other applicable domestic or foreign securities law, and the Subscriber has no present plans to enter into any contract, undertaking, agreement or arrangement for any such distribution, resale, subdivision or fractionalization.

(e) Information and Access. The Subscriber hereby acknowledges that it has received and reviewed all material information regarding the Company and the Offering described herein in order to make its investment decision in the Shares. The Subscriber has received a copy of the following documents:

(i)	the Certificate of Incorporation and Bylaws of the Company as attached hereto as Exhibit A; and

(iii)	all other Subscription Documents.

The Subscriber has carefully reviewed and is familiar with the terms of the Certificate of Incorporation and Bylaws and each other Subscription Document given to the Subscriber. The Company has made available to the Subscriber or its attorneys, accountants and other representatives all agreements, documents, records and books that the Subscriber or its attorneys, accountants and other representatives have requested relating to an investment in the Company. The Subscriber and its attorneys, accountants and other representatives have had a full opportunity to ask questions of and receive answers from the Company or a person acting on behalf of the Company, concerning the terms and conditions of this investment, and all questions asked by the Subscriber and its attorneys, accountants and other representatives have been adequately answered to the full satisfaction of the Subscriber and its attorneys, accountants and other representatives.

(f) Illiquidity. The Subscriber understands that substantial restrictions will exist on transferability of Shares in the Company, that no market for resale of any such Shares exists and none is likely to develop, and that the Subscriber may not be able to liquidate its investment in the Company. The Subscriber understands that any instruments representing Shares in the Company may bear legends restricting the transfer thereof.

(g) Risk Factors. The Subscriber understands that investment in the Company is speculative and entails a very high degree of risk and understands fully the risks associated with the operation of the Company and the Subscriber’s investment in the Company, including, without limitation, the risks identified in clauses (j) through (x), inclusive, below.

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(h) Economic Loss and Sophistication. The Subscriber is able to bear the economic risk of losing its entire investment in the Company. The Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to its net worth. The Subscriber’s investment in the Company will not cause such overall commitment to become excessive. The Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of this investment.

(i) No Registration of Shares. The Subscriber acknowledges and agrees that, based in part upon its representations contained herein and in reliance upon applicable exemptions, no Shares acquired by the Subscriber have been or will be registered under the Securities Act or the securities laws of any other domestic or foreign jurisdiction. Accordingly, no such Shares may be offered for sale, sold, pledged, hypothecated or otherwise transferred in whole or in part except in accordance with the terms of the Certificate of Incorporation and Bylaws and in compliance with all applicable laws, including securities laws. The Subscriber acknowledges that it has been advised that the Company has no obligation and does not intend to cause any Shares in the Company to be registered under the Securities Act or any other securities laws or to comply with any exemption under the Securities Act or any other securities law which would permit the Subscriber to sell the Subscriber’s Shares in the Company.

(j) Investment Risk. The Subscriber acknowledges and agrees: (i) that investment in early-stage startup companies involves a high degree of risk and should only be considered by those who can afford the loss of their entire investment; (ii) the investment in the Company’s Shares should only be undertaken by persons whose financial resources are sufficient to enable them to indefinitely retain an illiquid investment, and (iii) that the Subscriber should consider all of the information provided to such potential investor regarding the Company as well as the risk factors contained here, in addition to the other information provided in the Subscription Documents.

(k) Business Projections Only Estimates. The Subscriber acknowledges and agrees: (i) there can be no assurance that the Company will meet any projections contained in the Subscription Documents, (ii) there can be no assurance that the Company will be able to find sufficient demand for its Project as it has a unique business model without any history nor is there any assurance on the accuracy of its internal estimates including those related to the cost of product, product pricing, output potential or the output of the planned facilities, and (ii) if there is limited acceptance of its business and/or services, then the Company’s financial results will be negatively impacted.

(l) New Entity With No Operating History. The Company was formed on September 11, 2023 and has no operating history. Therefore, no assurance can be made about future results of operations.

(m) Financing Risk. The Company might not obtain sufficient financing to meet its operating needs and fulfill its plans, in which case it will cease operating and investors will lose the entirety of their investment. If the Company cannot raise those funds for whatever reason, including reasons relating to the Company itself or to the broader economy, it may not have sufficient funds to operate and your investment may be worthless.

(n) Start-up risk. Further, any speculative discussion about business relationships, is just that speculative. There is no certainty as to whether any business relationships will occur until formalized in writing, and, even then, there is no guarantee that those relationships will be successful or beneficial to the Company.

(o) Intellectual Property The Company and its subsidiaries will need to rely on intellectual property that has been developed by or is owned by Subscriber or one or more of its affiliates. It is contemplated that the Company will enter into a, Intellectual Property Assignment Agreement with the owner of such intellectual property pursuant to which the Company will have rights to use such intellectual property in exchange for the Shares herein.

(p) Related Party Agreements. The Company depends on a number of agreements. Conflicts of interest could arise with respect to such agreements that could be detrimental to the Company.

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(q) Insurance Risk. The Company does not currently have any insurance in place for the Company or its officers. There can be no assurance that insurance will be available or sufficient to cover any risks faced by the Company. If the Company suffers an uninsured loss, all or a substantial portion of the Company’s funds may be lost. In addition, all of the assets of the Company may be at risk in the event of an uninsured liability to third parties.

(r) Management and Operation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors. No shareholder of the Company will have the right to participate in the management or operation of the Company’s business. The Board of Directors may exercise all the powers of the Company whether derived from law or the organizational documents of the Company, except when shareholder approval is expressly required by the Certificate of Incorporation and Bylaws or by nonwaivable provisions of the Delaware Limited Liability Company Act. The Board of Directors has the power and authority to authorize the Company’s officers to manage the affairs and carry on the operations of the Company.

(s) Principal Place of Business; Organization. The address set forth in the Omnibus Signature Page is the Subscriber’s correct principal place of business (or residence if a natural person), and the Subscriber has no present intention of moving its principal place of business (or residence if a natural person) to any other domestic or foreign jurisdiction. The state and country set forth on the Omnibus Signature Page are the Subscriber’s correct state and country of organization (if the Subscriber is not a natural person).

(t) Taxes.

(i)	The Subscriber acknowledges and agrees that no assurances have been made to the Subscriber regarding the tax advantages that may inure to the benefit of the investor shareholders of the Company, nor has any assurance been made that existing tax laws and regulations will not be modified in the future, thus denying the investor shareholders of the Company all or a portion of the tax benefits which may be currently available under existing tax laws and regulations, or that some of the deductions claimed by the Company or the allocation of items or income, gain, loss, deduction, or credit among the participants may not be challenged by the Internal Revenue Service.

(ii)	The Subscriber is not subject to backup withholding under the Internal Revenue Code.

(iii)	(A) the Subscriber certifies that, if the Subscriber is an individual, the Subscriber is not a nonresident alien for the purposes of United States federal income taxation or, if the Subscriber is a corporation, partnership, trust or estate, the Subscriber is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and regulations promulgated thereunder), (B) the Subscriber declares under penalties of perjury that the foregoing certification and the name, identifying number, home address (in the case of an individual) or office address (in the case of an entity), and place of incorporation (in the case of a corporation) of the Subscriber is to the best of the Subscriber’s knowledge and belief true, correct and complete, and (C) the Subscriber agrees to inform the Company if the Subscriber becomes a nonresident alien or a foreign person at any time during the three (3) year period immediately following the date of this Subscription Agreement.

(u) Compliance with Anti-Terrorism and Anti-Money Laundering Laws and Regulations. The Subscriber and all of its beneficial owners (if the Subscriber is an entity) are in compliance with all laws, statutes, rules and regulations relating to anti-terrorism or anti-money laundering laws of any federal, state or local government in the United States of America applicable to such person(s) or entity(ies), including without limitation, the USA Patriot Act, Pub. L, No. 107-56 (October 26, 2001), Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 23, 2001) and all other similar requirements contained in the rules and regulations of the Office of Foreign Asset Control (“OFAC”), the Department of Treasury and in any enabling legislation or other Executive Orders in respect thereof. Neither the Subscriber nor any of its beneficial owners (if the Subscriber is an entity) is listed on the Specifically Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other lists of terrorist or terrorist organizations maintained and made publicly available by any governmental department, agency or other entity.

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(v) No Other Representations; No Public Solicitation. No oral or written representations have been made or oral or written information furnished to the Subscriber that are in any way inconsistent with the information contained in this Agreement and the Subscription Documents. The Subscriber has received no materials other than the items set forth in Section 2.1(e) of this Subscription Agreement. The Subscriber is not subscribing for the Shares as a result of or in connection with any advertisement, article, notice, or other communications published in any newspaper, magazine, or similar media, or broadcast over television or radio, in each case regarding the Company or investments in securities generally, or any seminar or meeting to which the Subscriber was invited by any general solicitation or general advertising, or any solicitation of a subscription by a person not previously known to the Subscriber.

(w) ERISA Plan Assets. The Subscriber is not (i) an “employee benefit plan” within the meaning of Section 3(3) of Employee Retirement Income Security Act of 1974, as amended (“ERISA”), subject to Title I of ERISA; (ii) a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code (the “Code”), including without limitation, an individual retirement account), subject to Section 4975 of the Code; or (iii) an entity whose underlying assets include plan assets by reason of investment by a plan described in (i) or (ii) above in such entity, including but not limited to, an insurance company general account, an insurance company separate account or a collective investment fund. No portion of the assets of the Subscriber constitute “plan assets” under ERISA or Section 4975 of the Code.

(x) Reliance; Effect and Time of Representations. The Subscriber’s representations, agreements and acknowledgements set forth in this Subscription Agreement are true, and have been complied with, as of the date of the Subscriber’s execution of this Subscription Agreement and shall be true, and shall have been complied with, as of the Closing Date. The Subscriber acknowledges that this Subscription Agreement and any other information which it has provided concerning the Subscriber and its financial position will be relied on by the Company in determining, among other things, whether the Offering of Shares in the Company meets the conditions for exemptions from the registration provisions of federal securities laws and state securities laws of various states, and the information contained herein and therein is true, complete and correct. The Subscriber acknowledges that the Company, and each respective shareholder thereof, has relied and will rely upon the representations and agreements of, and information furnished by, the Subscriber set forth in this Subscription Agreement and that all such representations, agreements, and furnished information shall survive the Closing Date and the execution of the Subscription Documents. If in any respect such representations, agreements, and furnished information shall not be true, or shall not have been complied with, as of any date set forth in the preceding sentence, the Subscriber shall promptly give written notice of such fact to the Company and shall specify which representations, agreements, and furnished information are not true or have not been complied with and the reasons therefor.

Article III

Miscellaneous

Section 3.1 No Assignment. The Subscriber agrees not to transfer or assign this subscription or any interest herein without the prior written consent of the Company in its sole discretion, and any purported transfer or assignment without such prior written consent shall be void.

Section 3.2 Amendments. This Subscription Agreement may be modified or amended only with the written consent of the Company and the Subscriber, except that modifications, amendments, waivers, consents, or other matters relating to the Certificate of Incorporation and Bylaws shall not be deemed modifications or amendments of this Subscription Agreement.

Section 3.3 Gender, Number, etc. All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the identity of the applicable person may require, and words using the singular or plural number shall be deemed to include respectively the plural or singular number as applicable. Unless otherwise specified, all references in this Subscription Agreement to Articles, Sections, or paragraphs shall refer to provisions in this Subscription Agreement. As used in this Subscription Agreement, the words “herein,” “hereof,” “hereto,” or derivatives shall refer to this entire Subscription Agreement, and the word “or” shall mean “and/or.”

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Section 3.4 Governing Law, Binding Effect, and Severability. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware applicable to contracts executed and performable solely in such state. This Subscription Agreement and the rights and obligations set forth herein shall be binding upon, and shall inure to the benefit of, the Subscriber, the Company and their respective successors and permitted assigns. If any provision of this Subscription Agreement, or the application of such provision to any circumstance, shall be invalid under the applicable law of any jurisdiction, the remainder of this Subscription Agreement or the application of such provision to other persons or circumstances or in other jurisdictions shall not be affected thereby.

Section 3.5 Entire Agreement. This Subscription Agreement (including the appendices hereto) and the Certificate of Incorporation and Bylaws constitute the entire agreement, and supersede all prior agreements or understandings, among the parties hereto with respect to the Offering and ownership of Shares.

Section 3.6 Counterparts. This Subscription Agreement may be executed and delivered in one or more separate counterparts (including by facsimile transmission), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[signatures on following page]

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APPENDIX I

OMNIBUS SIGNATURE PAGE

FOR SUBSCRIBERS THAT ARE ENTITIES

Ladies and Gentlemen:

The undersigned Subscriber for shareholdership interests (Shares) in AllFi Technologies, Inc. (Company) hereby submits to you this Omnibus Signature Page which constitutes the signature page for (a) the Subscription Agreement, and (b) the Certificate of Incorporation and Bylaws (as defined in the Subscription Agreement).

The Subscriber subscribes to the Company for a total of 501 Shares in exchange for $100,000.

Print Entity Name in which Shares should be registered

Mailing Address

City	State	State of Residence

Zip Code	Tax ID Number	Phone Number

E-Maill Address of Principal Contact

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Signature Page this 3rd day of October, 2023.

SUBSCRIBER:

Name of Subscriber: __________________________________________________________

Signature of Authorized Signatory: _______________________________________________

Print Name: __________________________________________________________________

Title/Description of Signing Authority: _____________________________________________

ACCEPTED this 3rd day of October, 2023:

AllFi Technologies, Inc.

By:
Name:
Title:

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Exhibit A

Certificate of Incorporation and Bylaws

(See attached)

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